Exhibit 99.3


                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of International Smart Sourcing, Inc. (the "Company") on Form 10-Q for the period ending September 27, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), David Kassel, as Chairman and Chief Executive Officer of the Company, and Arthur Myers, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.




                                        /s/ David Kassel
                                            ------------------------------------
                                            David Kassel
                                            Chairman and Chief Executive Officer
                                            November 12, 2002



                                       /s/  Arthur Myers
                                            ------------------------------------
                                            Arthur Myers
                                            Chief Financial Officer
                                            November 12, 2002